METROPOLITAN SERIES FUND, INC.

(the “Fund”)

Supplement Dated January 18, 2008

to Statement of Additional Information dated April 30, 2007 (the “SAI”)

MFS Value Portfolio

(formerly, Harris Oakmark Large Cap Value Portfolio)

In the section of the SAI entitled “Advisory Arrangements,” the subsection entitled “Subadvisory Fees” is revised to reflect that, effective January 7, 2008, MetLife Advisers pays MFS the following annual percentage rates for providing subadvisory services to MFS Value Portfolio: 0.35% of the first $250 million of the combined average net assets of MFS Value Portfolio of the Fund and the MFS Value Portfolio of the Met Investors Series Trust (a separate registered investment company affiliated with the Fund) (the “Combined Assets”), 0.30% of the next $1 billion of Combined Assets, 0.25% of the next $250 million of Combined Assets, and 0.20% of Combined Assets over $1.5 billion.

The above supersedes the information provided for MFS Value Portfolio in the first paragraph under “Subadvisory Fee” on page 7 of the Fund’s supplement dated January 7, 2008 to the SAI.